Employee Benefit Obligations - Summary of Reconciliation of Post-Employment Obligations, Net (Detail) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Disclosure Of Defined Benefit Plans [Abstract]
Defined benefit obligation	$ 4,235,466	$ 1,063,551
Fair value of plan assets	(2,919,501)	(751,669)	$ (574,815)
Total	1,315,965	311,882
Amount not recognized due to limit on Plan Assets Ceiling	21,463	47,918
Minimum funding required (IFRIC 14)	6,079	29,131
Total Post-Employment Obligations, Net	$ 1,343,507	$ 388,931